UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 13, 2016

______________

PROPELL TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53488	26-1856569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Commerce Street, 2nd Floor, Houston, Texas 77002

(Address of Principal Executive Office) (Zip Code)

(713) 227-0480
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 13, 2016, Propell Technologies Group, Inc.’s CEO issued a letter to shareholders. The full text of the CEO letter to shareholders is attached hereto as Exhibit 99.1.

The information set forth in Items 7.01 and 9.01 of this current report Form 8-K, including the attached exhibit, is being furnished to the SEC and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed as part of this Report.

Exhibit Number	Description

99.1	Letter from CEO to shareholders of Propell Technologies Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPELL TECHNOLOGIES GROUP, INC.

By:	/s/ C. Brian Boutte
Name:	C. Brian Boutte
Title:	Chief Executive Officer

Date: January 13, 2016